SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of report
                        (Date of earliest event reported)
                                   May 2, 2002

                        IMAGING TECHNOLOGIES CORPORATION
              (Exact Name of Registrant as Specified in its Charter)


DELAWARE . . . . . . . .                   0-12641                            33-0021693
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer Identification No.)

                             15175 Innovation Drive
                           San Diego, California 92128
                    (Address of Principal Executive Offices)

                                 (858) 613-1300
              (Registrant's telephone number, including area code):

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS.

     On April 22, 2002, the Registrant appointed Merdinger, Fruchter, Rosen & Corso, PC ("MFRC") as Imaging Technologies Corporation's ("ITEC," the "Registrant", or the "Company") independent auditors because the Company and its prior auditors, Boros & Farrington, PC ("BF") have mutually agreed that BF may not be able to adequately serve the continuing auditing requirements of the Company.

     ITEC's acquisition of SourceOne Group, Inc., which is located in Virginia, has created the need for auditing services on a larger scope than those provided by BF.

     BF's audit report on the financial statements of the Company as of June 30, 2001 expressed its uncertainty as to the Company's ability to continue as a going concern. They cited recurring losses from operations, the Company's working capital deficiency, and limited cash resources. These circumstances were also present in the financial statements of the Company as of September 30, 2001 and December 31, 2001; and will be reported in the Company's financial statements as of March 31, 2002. The Registrant has not yet filed its Form 10-Q for the period ended March 31, 2002.

     The Registrant believes there were no disagreements with BF within the meaning of Instruction 4 to Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit of the Company's financial statements for the periods ended June 30, 1999, 2000, and 2001, or for any subsequent interim period, which disagreements, if not resolved to their satisfaction, would have caused BF to make reference to the subject matter of the disagreements in connection with its report.

     During the fiscal year ended June 30, 1999, 2000, 2001, and through the present, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) of the type required to be disclosed by that section. The Company has not consulted with any other independent auditors regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     On April 22, 2002, the Company engaged MFRC as the Company's independent auditors for the year ended June 30, 2002, replacing the firm of BF. The change has been approved by the Company's audit committee.

     A letter of BF addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.

ITEM  7.  EXHIBITS.

(c)  Exhibits:

16      Letter  of  Boros  &  Farrington,  PC  to  the  Securities  and Exchange
Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May  2,  2002


IMAGING  TECHNOLOGIES  CORPORATION

By:  /s/  Brian  Bonar

Name:  Brian  Bonar
Title:    Chairman,  President,  and  Chief  Executive  Officer